UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2004

                                   SRS [LOGO]

                                 SRS LABS, INC.
             (Exact Name of registrant as specified in its charter)

           Delaware                       0-21123                33-0714264
           --------                       -------                ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

          2909 Daimler Street
         Santa Ana, California                                     92705
         ---------------------                                     -----
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (949) 442-1070

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

On July 2, 2004, SRS Labs, Inc. issued a press release announcing the appointment of Carol Miltner to the Company's Board of Directors. A copy of the press release is filed herewith as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------

99                Press Release, dated as of July 2, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SRS LABS, INC,
                                     a Delaware corporation

Date: July 7, 2004                   By: /S/ THOMAS C. K. YUEN
                                        ---------------------------------
                                            Thomas C. K. Yuen
                                         Chairman of the Board and
                                          Chief Executive Officer


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